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Merrill Lynch Investment Managers


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Semi-Annual Report
June 30, 2002


Mercury
International
Value V.I.
Fund
of Mercury Variable Trust


This report is only for distribution to shareholders of Mercury International Value V.I. Fund. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund invests significantly in foreign stocks. Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity, and the possibility of substantial volatility due to adverse political, economic and other developments.


Mercury International Value V.I. Fund of
Mercury Variable Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



PORTFOLIO INFORMATION


WORLDWIDE INVESTMENTS AS OF JUNE 30, 2002

Ten Largest                       Percent of
Equity Holdings                   Net Assets

TotalFinaElf SA                       2.7%
Aventis SA                            2.6
Novartis AG (Registered Shares)       2.4
BNP Paribas SA                        2.4
Honda Motor Co., Ltd.                 2.3
Henderson Land Development
Company Limited                       2.3
Namco Ltd.                            2.3
PSA Peugeot Citroen                   2.1
E.On AG                               2.1
Hanson PLC                            2.1


Five Largest                      Percent of
Industries                        Net Assets

Regional Banks                        7.5%
Pharmaceuticals                       7.1
Electric--Utilities                   5.3
Diversified Telecommunication
Services                              4.9
Auto Services                         4.4




OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Andre F. Perold, Trustee
Roberta Copper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Donald C. Burke, Vice President and
   Treasurer
Stephen M. Benham, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
888-763-2260


Effective May 1, 2002, Mercury HW Variable Trust changed its name to Mercury Variable Trust (the "Trust") and Mercury HW International Value VIP Portfolio, a series of the Trust, changed its name to Mercury International Value V.I. Fund (the "Fund"). To contact the Fund, please call 1-888-763-2260.



June 30, 2002, Mercury International Value V.I. Fund


DEAR SHAREHOLDER


Investment Review
We are pleased to present to you this semi-annual report for the six months ended June 30, 2002. Effective May 1, 2002, the Fund changed its name to Mercury International Value V.I. Fund. For the six months ended June 30, 2002, the Fund had a total return of +6.70%, outperforming the unmanaged benchmark Morgan Stanley Capital International Europe, Australasia, Far East Index, which had a total return of -1.62%. (Complete performance information can be found on page 5 of this report to shareholders.)

Value stocks continued to generate better returns than their growth counterparts for the six-month period ended June 30, 2002, although the differential was lower than in the preceding periods. Stocks with high dividend yields and good earnings visibility were very much in favor. Sectors with recurrent earnings performed well, particularly food, beverage and tobacco and household products, in addition to sectors dependent on a pick up in the global economy, such as the materials industry.

The Fund's outperformance was mainly because of stock selection. This resulted in strong performance contributions from the capital goods, telecommunication services, technology hardware and banking sectors. The areas that contributed negatively to performance were energy, food, beverage and tobacco and health care equipment. From a country perspective, the leading markets included the United Kingdom, France and Ireland, while the worst performers were Japan and Spain.

The main transactions that we initiated were all a result of bottom-up stock selection. Stocks that were sold after they became unattractively valued were BAE Systems PLC, Reed International PLC, Lloyds TSB Group PLC, Canon, Inc., Groupe Air France, Sulzer AG and Portugal Telecom SA. In addition, major reductions took place in Unilever PLC, Tomkins PLC, Takefuji Corporation, Jefferson Smurfit Group PLC, ABN AMRO Holding NV, Telenor A/S and Creative Technology Limited. We used the proceeds mainly to build new positions in Barclays PLC, Honda Motor Co., Ltd., Amada, St. Gobain, PSA Peugeot Citroen, Wolters Kluwer NV, Intesa BCI SpA, Pechiney SA, Henkel, Linde AG, Buzzi Unicem SpA and Santos Limited. The major shift in country allocation was to increase our positions in Japan, France and Germany at the expense of reducing our holdings in the United Kingdom, Norway and Portugal.


Market Outlook
Economic recovery is no longer a forecast; we believe it is a fact. Since November 2001, production has increased in all major regions. The rebound has been emphatic in the United States and Japan, where real gross domestic product growth in both countries posted increases in first quarter 2002 of 6.1% and 5.7%, respectively, confounding consensus expectations of declines at the start of the year. After a period of almost universally positive economic news at the end of the first quarter of 2002, we have seen a more mixed picture unfold. In particular, labor market data remains soft and U.S. consumer confidence fell back in June. These reports together with higher oil prices have contributed to recent market nervousness over the sustainability of the recovery. We believe that the foundations for a sustained global economic recovery are in place. First, global interest rates remain very low, stimulating very strong real money growth. Second, corporations have restructured aggressively, particularly in the United States. Third, declining inventory liquidation has been unprecedented. As a result, we remain confident of a sustained recovery in global growth through 2002. Improving business sentiment supports this view. Last month we saw a rebound in the key U.S. Institute for Supply Management and German Information und Forschung surveys, while the Japanese Shoko-chukin small company survey posted another rise.



June 30, 2002, Mercury International Value V.I. Fund


Recent economic signals in Japan have been encouraging. Exports and production are recovering, with domestic inventories back down to 1989 levels, while business confidence is rebounding. We remain concerned by the lack of domestic drivers of growth, as deflation remains persistent despite a very rapid expansion in the money supply.

The relative outperformance of value compared to growth during the last two years means that there is now less of a valuation discrepancy in favor of value. During the next few months, we may begin building an exposure in stocks that were previously classified as growth as we are finding an increasing number of opportunities in these companies. However, earnings visibility and valuation will be the key drivers for investment in these companies. The Fund is still very much biased toward the capital goods, diversified financials and materials sectors at the expense of banks, pharmaceuticals and food, beverage and tobacco.

From a valuation standpoint, European markets currently trade at 19 times 2002 earnings, which are expected to be flat compared to 2001. Asian markets are valued at around 24 times 2002 earnings, which are forecast to be flat to down in 2002. The outlook is for a renewed positive trend in the international markets on a year view as we are presently in attractive value territory based on the historic relationship with long-term interest rates.


In Conclusion
We anticipate that fundamental factors such as earnings and cash flow will be increasingly important to investors and therefore believe that the Fund is well positioned for progress in the future. We appreciate your support of Mercury International Value V.I. Fund, and we look forward to serving your investment needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(James Macmillan)
James Macmillan
Portfolio Manager


August 12, 2002



June 30, 2002, Mercury International Value V.I. Fund


PROXY RESULTS

During the six-month period ended June 30, 2002, Mercury
International Value V.I. Fund's shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on March 26, 2002. A description of the proposal and number of shares voted are as follows:


                                                      Shares Voted    Shares Withheld
                                                          For           From Voting
1. To elect the Fund's
   Board of Trustees:       Terry K. Glenn              34,445,358         1,242,770
                            James H. Bodurtha           34,362,861         1,325,267
                            Joe Grills                  34,428,562         1,259,565
                            Herbert I. London           34,362,666         1,325,462
                            Andre F. Perold             34,452,302         1,235,826
                            Roberta Cooper Ramo         34,475,898         1,212,230
                            Robert S. Salomon, Jr.      34,379,585         1,308,543
                            Melvin R. Seiden            34,284,345         1,403,782
                            Stephen B. Swensrud         34,335,092         1,353,036



FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


RECENT PERFORMANCE RESULTS

                                          6-Month         12-Month    Since Inception
As of June 30, 2002                     Total Return    Total Return   Total Return*
Mercury International Value V.I. Fund      +6.70%          -1.23%         +11.33%

*The Fund commenced operations on 6/10/98.


AVERAGE ANNUAL TOTAL RETURN

                                                        % Return

One Year Ended 6/30/02                                   -1.23%
Since inception (6/10/98) through 6/30/02                +2.68



June 30, 2002, Mercury International Value V.I. Fund


SCHEDULE OF INVESTMENTS

                                                                                                       In U.S. Dollars
                                                                                                  Shares
Industry                                              Investments                                  Held            Value
COMMON STOCKS--96.2%

Australia--0.6%
Oil & Gas--0.6%               Santos Limited                                                      650,800      $  2,360,220

                              Total Common Stocks in Australia                                                    2,360,220


France--17.2%
Auto Services--2.1%           PSA Peugeot Citroen                                                 149,850         7,776,972

Capital Goods--2.1%           Compagnie de Saint-Gobain                                           169,444         7,605,735

Consumer/Office               Societe BIC SA                                                      109,947         4,397,638
Products--1.2%

Metals & Mining--2.8%         ++Arcelor                                                           401,044         5,691,541
                              Pechiney SA 'A'                                                     106,592         4,868,749
                                                                                                               ------------
                                                                                                                 10,560,290

Multi-Utilities--1.3%         Suez SA                                                             181,197         4,831,654

Oil--International--2.7%      TotalFinaElf SA                                                      60,906         9,888,786

Pharmaceuticals--2.6%         Aventis SA                                                          134,061         9,499,603

Regional Banks--2.4%          BNP Paribas SA                                                      160,817         8,894,081

                              Total Common Stocks in France                                                      63,454,759


Germany--4.7%
Electric--Utilities--2.1%     E.On AG                                                             133,073         7,753,951

Financial Services--1.8%      ++Aareal Bank AG                                                     92,681         1,488,306
                              DePfa Bank PLC                                                       92,681         5,080,012
                                                                                                               ------------
                                                                                                                  6,568,318

Machinery--0.8%               Linde AG                                                             56,807         2,889,284

                              Total Common Stocks in Germany                                                     17,211,553


Hong Kong--4.7%
Electric--Utilities--1.8%     Hongkong Electric Holdings Limited                                1,800,000         6,726,923

Media--0.6%                   South China Morning Post Holdings Ltd.                            3,469,000         2,001,346

Real Estate--2.3%             Henderson Land Development Company Limited                        2,066,000         8,555,359

                              Total Common Stocks in Hong Kong                                                   17,283,628


Ireland--3.9%
Containers &                  Jefferson Smurfit Group PLC                                       1,379,363         4,223,003
Packaging--1.1%



June 30, 2002, Mercury International Value V.I. Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                                       In U.S. Dollars
                                                                                                  Shares
Industry                                              Investments                                  Held            Value
COMMON STOCKS (continued)

Ireland (concluded)
Foods Manufacturing--0.6%     Greencore Group PLC                                                 762,998      $  2,185,257

Regional Banks--2.2%          Allied Irish Banks PLC                                               55,000           730,577
                              Allied Irish Banks PLC                                              555,620         7,320,062
                                                                                                               ------------
                                                                                                                  8,050,639

                              Total Common Stocks in Ireland                                                     14,458,899


Italy--7.4%
Banks--1.8%                   Intesa BCI SpA                                                    2,236,469         6,824,997

Building Products--0.7%       Buzzi Unicem SpA                                                    310,280         2,604,677

Insurance--1.5%               Assicurazioni Generali                                              227,518         5,392,723

Oil & Gas--1.9%               ENI SpA                                                             436,589         6,941,922

Telecommunications--1.5%      Telecom Italia SpA                                                  702,293         5,500,126

                              Total Common Stocks in Italy                                                       27,264,445


Japan--18.9%
Auto Services--2.3%           Honda Motor Co., Ltd.                                               214,000         8,677,123

Chemicals--0.7%               Sumitomo Bakelite Company Limited                                   356,000         2,581,045

Diversified Financials--      Sanyo Shinpan Finance Co., Ltd.                                     172,700         4,942,107
1.3%

Diversified                   Nippon Telegraph & Telephone Corporation (NTT)                        1,750         7,197,981
Telecommunication
Services--2.0%

Electronic Equipment &        Hitachi Ltd.                                                        926,000         5,987,402
Instruments--1.6%

Finance--1.8%                 Takefuji Corporation                                                 94,930         6,597,421

Hotels, Restaurants &         Namco Ltd.                                                          436,800         8,327,115
Leisure--2.3%

Household Durables--1.8%      Matsushita Electric Industrial Company, Ltd.                        500,000         6,820,457

Machinery--1.6%               Amada Co., Ltd.                                                     316,000         1,531,754
                              Komatsu Ltd.                                                      1,233,000         4,413,124
                                                                                                               ------------
                                                                                                                  5,944,878

Pharmaceuticals--2.1%         Yamanouchi Pharmaceutical Co., Ltd.                                 294,000         7,628,400

Small Loans &                 Promise Co., Ltd.                                                   105,700         5,326,448
Finance--1.4%

                              Total Common Stocks in Japan                                                       70,030,377



June 30, 2002, Mercury International Value V.I. Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                                       In U.S. Dollars
                                                                                                  Shares
Industry                                              Investments                                  Held            Value
COMMON STOCKS (continued)

Netherlands--8.1%
Chemicals/                    Akzo Nobel NV                                                       150,379      $  6,547,996
Pharmaceuticals--1.8%

Commercial Services &         Vedior NV 'A'                                                       251,641         3,479,289
Supplies--1.0%

Diversified Financials--2.0%  ING Groep NV                                                        293,355         7,532,652

Electronics--0.9%             Koninklijke (Royal) Philips Electronics NV                          114,654         3,201,077

Media--1.5%                   Wolters Kluwer NV 'A'                                               300,771         5,709,136

Regional Banks--0.9%          ABN AMRO Holding NV                                                 182,716         3,318,481

                              Total Common Stocks in the Netherlands                                             29,788,631


New Zealand--0.9%
Diversified                   Telecom Corporation of New Zealand Limited                        1,460,000         3,495,971
Telecommunication
Services--0.9%

                              Total Common Stocks in New Zealand                                                  3,495,971


Norway--0.8%
Diversified                   Telenor A/S                                                         824,625         2,922,994
Telecommunication
Services--0.8%

                              Total Common Stocks in Norway                                                       2,922,994


Portugal--1.4%
Electric--Utilities--1.4%     Electricidade de Portugal, SA (EDP)                               2,692,762         5,212,369

                              Total Common Stocks in Portugal                                                     5,212,369


Singapore--0.2%
Computers &                   Creative Technology Limited                                          92,900           831,455
Peripherals--0.2%

                              Total Common Stocks in Singapore                                                      831,455


Spain--2.9%
Oil--Integrated--1.5%         Repsol-YPF, SA                                                      483,671         5,703,421

Telecommunications--1.4%      ++Telefonica SA                                                     623,649         5,235,284

                              Total Common Stocks in Spain                                                       10,938,705



June 30, 2002, Mercury International Value V.I. Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                                       In U.S. Dollars
                                                                                                  Shares
Industry                                              Investments                                  Held            Value
COMMON STOCKS (CONCLUDED)

Sweden--2.1%
Household Products--2.1%      Electrolux AB 'B'                                                   382,025       $ 7,710,749

                              Total Common Stocks in Sweden                                                       7,710,749


Switzerland--4.8%
Building Products--1.8%       ++Gerberit International AG (Registered Shares)                      23,165         6,537,190

Insurance--0.6%               Zurich Financial Services AG                                         10,320         2,083,693

Pharmaceuticals--2.4%         Novartis AG (Registered Shares)                                     205,655         9,043,955

                              Total Common Stocks in Switzerland                                                 17,664,838


United Kingdom--17.6%
Airports--1.6%                BAA PLC                                                             639,692         5,840,744

Banks--2.0%                   Barclays PLC                                                        897,492         7,551,620

Building Materials--2.1%      Hanson PLC                                                        1,081,115         7,720,615

Diversified                   Smiths Industries PLC                                               451,486         5,863,465
Companies--2.6%               Tomkins PLC                                                         968,942         3,744,089
                                                                                                               ------------
                                                                                                                  9,607,554

Diversified                   BT Group PLC                                                      1,147,769         4,408,852
Telecommunication
Services--1.2%

Electronic Equipment &        Spirent PLC                                                       1,678,726         2,213,433
Instruments--0.6%

Energy--0.0%                  British Energy PLC (Deferred Shares)                                 54,000                 1

Food & Drug                   J Sainsbury PLC                                                   1,240,082         6,729,315
Retailing--1.8%

Foods--1.5%                   Unilever PLC                                                        606,194         5,525,649

Insurance--                   CGNU PLC                                                            459,973         3,698,497
Multiline--1.0%

Regional Banks--2.0%          Royal Bank of Scotland Group PLC                                    266,553         7,557,305

Security Services--1.2%       Chubb PLC                                                         1,827,434         4,387,253

                              Total Common Stocks in the United Kingdom                                          65,240,838

                              Total Common Stocks (Cost--$344,583,985)                                          355,870,431



June 30, 2002, Mercury International Value V.I. Fund


SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                                                       In U.S. Dollars
                                                                                                  Shares
Industry                                              Investments                                  Held            Value
PREFERRED STOCKS--1.9%

Germany--1.9%
Chemicals--1.0%               Henkel KGaA                                                          54,142      $  3,721,556

Health Care                   Fresenius Medical Care AG                                            93,570         3,187,212
Providers &
Services--0.9%

                              Total Preferred Stocks (Cost--$7,552,104)                                           6,908,768

                              Total Investments (Cost--$352,136,089)--98.1%                                     362,779,199
                              Time Deposit*--2.1%                                                                 7,971,772
                              Liabilities in Excess of Other Assets--(0.2%)                                       (861,392)
                                                                                                               ------------
                              Net Assets--100.0%                                                               $369,889,579
                                                                                                               ============

++Non-income producing security.
*Time deposit bears interest at 0.77% and matures on 7/02/2002.

See Notes to Financial Statements.


June 30, 2002, Mercury International Value V.I. Fund


STATEMENT OF ASSETS AND LIABILITIES


As of June 30, 2002
Assets:
Investments, at value (identified cost--$352,136,089)
   (including securities loaned of $3,180,072)                                                                $  362,779,199
Investments held as collateral for loaned securities, at value                                                    3,230,000
Cash                                                                                                                  4,388
Time deposit                                                                                                      7,971,772
Receivables:
  Capital shares sold                                                                      $    3,121,903
  Dividends                                                                                     2,020,287
  Securities sold                                                                               1,783,102
  Loaned securities                                                                                59,714
  Interest                                                                                            512         6,985,518
                                                                                           --------------
Prepaid expenses                                                                                                      2,457
                                                                                                             --------------
Total assets                                                                                                    380,973,334
                                                                                                             --------------

Liabilities:
Collateral on securities loaned, at value                                                                         3,230,000
Payables:
  Securities purchased                                                                          6,899,995
  Capital shares redeemed                                                                         518,044
  Investment adviser                                                                              209,400         7,627,439
                                                                                           --------------
Accrued expenses                                                                                                    226,316
                                                                                                             --------------
Total liabilities                                                                                                11,083,755
                                                                                                             --------------

Net Assets:
Net assets                                                                                                   $  369,889,579
                                                                                                             ==============

Net Assets Consist of:
Paid-in capital                                                                                              $  413,914,650
Undistributed investment income--net                                                       $    2,474,234
Accumulated realized capital losses on investments and foreign currency
  transactions--net                                                                          (57,251,278)
Unrealized appreciation on investments and foreign currency transactions--net                  10,751,973
                                                                                           --------------
Total accumulated losses--net                                                                                  (44,025,071)
                                                                                                             --------------
Net assets--Equivalent to $10.10 per share based on 36,637,323 shares outstanding++                          $  369,889,579
                                                                                                             ==============

++Unlimited shares of no par value authorized.

See Notes to Financial Statements.


June 30, 2002, Mercury International Value V.I. Fund


STATEMENT OF OPERATIONS


For the Six Months Ended June 30, 2002
Investment Income:
Dividends (net of $683,958 foreign withholding tax)                                                          $    5,023,027
Securities lending--net                                                                                              60,226
Interest                                                                                                             31,266
Other                                                                                                                86,774
                                                                                                             --------------
Total income                                                                                                      5,201,293
                                                                                                             --------------

Expenses:
Investment advisory fees                                                                   $    1,315,014
Custodian fees                                                                                     96,353
Accounting services                                                                                87,481
Printing and shareholder reports                                                                   44,169
Professional fees                                                                                  39,304
Transfer agent fees                                                                                34,049
Trustees' fees and expenses                                                                        32,798
Pricing fees                                                                                        4,034
Other                                                                                               2,517
                                                                                           --------------
Total expenses                                                                                                    1,655,719
                                                                                                             --------------
Investment income--net                                                                                            3,545,574
                                                                                                             --------------

Realized & Unrealized Gain on Investments & Foreign Currency Transactions--Net:
Realized gain from:
  Investments--net                                                                              1,893,324
  Foreign currency transactions--net                                                               50,886         1,944,210
                                                                                           --------------
Change in unrealized appreciation/depreciation on:
  Investments--net                                                                             17,877,029
  Foreign currency transactions--net                                                              106,442        17,983,471
                                                                                           --------------    --------------
Total realized and unrealized gain on investments and foreign currency
  transactions--net                                                                                              19,927,681
                                                                                                             --------------
Net Increase in Net Assets Resulting from Operations                                                         $   23,473,255
                                                                                                             ==============

See Notes to Financial Statements.


June 30, 2002, Mercury International Value V.I. Fund


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            For the Six          For the
                                                                                            Months Ended        Year Ended
                                                                                              June 30,         December 31,
Increase (Decrease) in Net Assets:                                                              2002               2001
Operations:
Investment income--net                                                                     $    3,545,574    $    7,440,188
Realized gain (loss) on investments and foreign currency transactions--net                      1,944,210      (39,789,351)
Change in unrealized appreciation/depreciation on investments and foreign currency
  transactions--net                                                                            17,983,471      (22,588,455)
                                                                                           --------------    --------------
Net increase (decrease) in net assets resulting from operations                                23,473,255      (54,937,618)
                                                                                           --------------    --------------

Dividends & Distributions to Shareholders:
Investment income--net                                                                        (8,458,573)       (9,492,333)
Realized gain on investments--net                                                                      --       (9,684,296)
                                                                                           --------------    --------------
Net decrease in net assets resulting from dividends and distributions to shareholders         (8,458,573)      (19,176,629)
                                                                                           --------------    --------------

Capital Share Transactions:
Net increase in net assets derived from capital share transactions                              5,556,613        67,140,815
                                                                                           --------------    --------------

Net Assets:
Total increase(decrease) in net assets                                                         20,571,295       (6,973,432)
Beginning of period                                                                           349,318,284       356,291,716
                                                                                           --------------    --------------
End of period*                                                                             $  369,889,579    $  349,318,284
                                                                                           ==============    ==============

*Undistributed investment income--net                                                      $    2,474,234    $    7,387,233
                                                                                           ==============    ==============
See Notes to Financial Statements.


June 30, 2002, Mercury International Value V.I. Fund


FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.

                                                            For the Six                                         For the
                                                               Months                                            Period
                                                               Ended                                        June 10, 1998++
Increase (Decrease) in                                        June 30,    For the Year Ended December 31,     to Dec. 31,
Net Asset Value:                                                2002         2001         2000         1999       1998
Per Share Operating Performance:
Net asset value, beginning of period                          $    9.69    $   11.68    $   11.52    $    9.52    $   10.00
                                                              ---------    ---------    ---------    ---------    ---------
Investment income--net                                          .10++++      .20++++          .22          .15          .04
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net                                .55       (1.71)          .10         1.91        (.48)
                                                              ---------    ---------    ---------    ---------    ---------
Total from investment operations                                    .65       (1.51)          .32         2.06        (.44)
                                                              ---------    ---------    ---------    ---------    ---------
Less dividends and distributions:
  Investment income--net                                          (.24)        (.24)        (.11)        (.06)        (.04)
  Realized gain on investments--net                                  --        (.24)        (.05)           --           --
                                                              ---------    ---------    ---------    ---------    ---------
Total dividends and distributions                                 (.24)        (.48)        (.16)        (.06)        (.04)
                                                              ---------    ---------    ---------    ---------    ---------
Net asset value, end of period                                $   10.10    $    9.69    $   11.68    $   11.52    $    9.52
                                                              =========    =========    =========    =========    =========

Total Investment Return:**
Based on net asset value per share                             6.70%+++     (12.90%)        2.85%       21.68%   (4.38%)+++
                                                              =========    =========    =========    =========    =========

Ratios to Average Net Assets:
Expenses, excluding reorganization expenses                       .94%*         .99%         .93%        1.01%       1.05%*
                                                              =========    =========    =========    =========    =========
Expenses                                                          .94%*        1.01%         .93%        1.01%       1.05%*
                                                              =========    =========    =========    =========    =========
Investment income--net                                           2.02%*        1.83%        2.20%        1.63%       1.09%*
                                                              =========    =========    =========    =========    =========

Supplemental Data:
Net assets, end of period (in thousands)                      $ 369,890    $ 349,318    $ 356,292    $ 284,834    $ 289,135
                                                              =========    =========    =========    =========    =========
Portfolio turnover                                                  24%          62%          39%          71%          24%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude insurance-related fees and expenses.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


June 30, 2002, Mercury International Value V.I. Fund


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Mercury International Value V.I. Fund (the "Fund") (formerly Mercury HW International Value VIP Portfolio) is a fund of Mercury Variable Trust (the "Trust") (formerly Mercury HW Variable Trust). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. Shares of the Fund are not offered to the general public, but may only be purchased by the separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and/or variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.



June 30, 2002, Mercury International Value V.I. Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Deferred organization expenses--Expenses incurred by the Trust in connection with the organization, registration and the initial public offering of shares are being deferred and amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



June 30, 2002, Mercury International Value V.I. Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement for the Fund with Fund Asset Management, L.P., doing business as Mercury Advisors. The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. Mercury Advisors is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets. Mercury Advisors has contractually agreed to pay all annual operating expenses in excess of 1.35% as applied to the Fund's daily net assets through April 30, 2003.

Mercury Advisors has entered into subadvisory agreements for the Fund with Merrill Lynch Investment Managers International Limited and Merrill Lynch Asset Management U.K. Limited, affiliated investment advisers that are indirect subsidiaries of ML & Co. The subadvisory arrangements are for investment research, recommendations and other investment-related services to be provided to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of June 30, 2002, the Fund lent securities with a value of $3,180,072 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of Mercury Advisors, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by Mercury Advisors or its affiliates. As of June 30, 2002, cash collateral of $974,220 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $2,255,780 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended June 30, 2002, QA Advisors received $26,742 in securities lending agent fees.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

MLPF&S received $11,515 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2002.



June 30, 2002, Mercury International Value V.I. Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


FAM Distributors, Inc. ("FAMD"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor. For the six months ended June 30, 2002, the Fund reimbursed Mercury Advisors $10,410 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Advisors, FAMD, PSI, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2002 were $93,293,929 and $82,253,314, respectively.

Net realized gains for the six months ended June 30, 2002 and net unrealized gains as of June 30, 2002 were as follows:


                                       Realized          Unrealized
                                        Gains              Gains

Long-term investments               $  1,893,324       $ 10,643,110
Foreign currency transactions             50,886            108,863
                                    ------------       ------------
Total                               $  1,944,210       $ 10,751,973
                                    ============       ============


As of June 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $10,643,110, of which $39,452,387 related to appreciated securities and $28,809,277 related to depreciated securities. At June 30, 2002, the aggregate cost of investments for Federal income tax purposes was $360,107,861.


4. Capital Share Transactions:
Transactions in capital shares for each class were as follows:


For the Six Months
Ended June 30, 2002                      Shares       Dollar Amount

Shares sold                           10,845,210     $  105,911,788
Shares issued to shareholders in
reinvestment of dividends                847,552          8,458,573
                                   -------------     --------------
Total issued                          11,692,762        114,370,361
Shares redeemed                     (11,098,743)      (108,813,748)
                                   -------------     --------------
Net increase                             594,019     $    5,556,613
                                   =============     ==============




For the Year
Ended December 31, 2001                  Shares       Dollar Amount

Shares sold                           74,748,271     $  800,106,928
Shares issued resulting from
reorganization                        10,211,084        115,814,267
Shares issued to shareholders in
reinvestment of dividends and
distributions                          2,012,238         19,176,629
                                  --------------     --------------
Total issued                          86,971,593        935,097,824
Shares redeemed                     (81,431,267)      (867,957,009)
                                  --------------     --------------
Net increase                           5,540,326     $   67,140,815
                                   =============     ==============



June 30, 2002, Mercury International Value V.I. Fund



NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


5. Short-Term Borrowings:
The Trust, along with certain other funds managed by Mercury Advisors and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2002.


6. Commitments:
On June 30, 2002, the Fund had entered into foreign exchange contracts under which it had agreed to purchase various foreign currencies with an approximate value of $5,101,000.


7. Capital Loss Carryforward:
On December 31, 2001, the Fund had a net capital loss carryforward of $33,676,040, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.



June 30, 2002, Mercury International Value V.I. Fund